                                                                   EXHIBIT 10.54


                                PLEDGE AGREEMENT

               This PLEDGE AGREEMENT (this "Agreement"), is made effective as of the ____ day of July, 2000, by ______________ (the "Buyer") to Cadence Design Systems, Inc., a Delaware corporation ("Cadence").

               PRELIMINARY STATEMENTS:

               1. The Buyer has purchased from Cadence ____________ shares of Class A Common Stock, par value $0.001 per share (the "Shares"), of Tality Corporation, a Delaware corporation and wholly owned subsidiary of Cadence, pursuant to a Common Stock Purchase Agreement, dated as of even date herewith (the "Purchase Agreement"), between Buyer and Cadence. The Buyer has paid a portion of the purchase price for such Shares with a Secured Promissory Note of even date herewith made in favor of Cadence (the "Note").

               2. In order to assure the payment of the Note, the Buyer has agreed to grant to Cadence a security interest in the Shares as collateral for the Buyer's performance of its obligations under the Note.

               AGREEMENT:

               NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

               SECTION 1. Pledge. The Buyer hereby pledges to Cadence, and grants Cadence a security interest in, all of the Buyer's right, title and interest in and to the Shares, the certificates representing the Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the Shares (the "Pledged Collateral").

               SECTION 2. Security for Obligations. The pledge and security interest granted in Section 1 hereof is given solely to secure the obligation of the Buyer to pay amounts due under the Note, including without limitation payments of principal, interest or any other amount that may be payable by Buyer pursuant to the terms of the Note, including any and all modifications, extensions, or renewals thereof (the "Secured Obligations").

               SECTION 3. Delivery; Redelivery

               (a) Simultaneously with the execution and delivery hereof, the Buyer shall deliver to Cadence the certificates representing the Shares, together with instruments of transfer with respect thereto duly executed by the Buyer in blank. Promptly after receipt, the Buyer shall deliver any other certificates representing the Pledged Collateral, also


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

accompanied by such instruments of transfer.

               (b) During the term of the pledge hereunder, Cadence shall not be entitled to register the certificates representing the Pledged Collateral in its name or to exercise any voting or other rights of stockholders of Cadence in respect of the Pledged Collateral. Prior to the sale of the Pledged Collateral pursuant to Section 5, and subject to the terms and conditions of the Purchase Agreement, all rights in respect of the Pledged Collateral, including without limitation the rights to vote and receive dividends (subject to the terms hereof), may be exercised by the Buyer, notwithstanding the pledge contemplated hereby.

               (c) Subject to Cadence's rights under the Purchase Agreement, including without limitation the drag-along right, repurchase option and right of first refusal as more fully set forth therein, Cadence shall redeliver the Pledged Collateral at such time as all Secured Obligations have been paid in full. When such redelivery is required, Cadence shall also execute and deliver to the Buyer such documents as the Buyer shall reasonably request, at Buyer's expense, to evidence the termination of this Agreement and the pledge contemplated hereby.

               SECTION 4. Occurrence of Default. As used in this Agreement, an "Occurrence of Default" shall have occurred in the event of:

               (i) the occurrence of an Event of Default under the Note, as defined therein; or

               (ii) the failure of Buyer punctually and completely to observe, keep or perform any covenant, agreement or condition required by this Agreement.

               SECTION 5. Remedies upon Occurrence of Default:

               (a) If an Occurrence of Default has occurred and is continuing, Cadence may sell the Pledged Collateral in a commercially reasonable manner in accordance with Chapter 9 of the California Uniform Commercial Code. As an alternative to a commercially reasonable sale, if an Occurrence of Default has occurred and is continuing, Cadence may propose that it keep the Pledged Collateral in accordance with Chapter 9 of the California Uniform Commercial Code.

               (b) All cash proceeds received by Cadence in respect of any sale of the Pledged Collateral shall first be applied by Cadence to the reasonable costs and expenses of sale, and then to the payment of the Secured Obligations. Any surplus of proceeds remaining after payment in full of the Secured Obligations shall be paid over to the Buyer.

               (c) BUYER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS CADENCE AS THE PROXY AND ATTORNEY-IN-FACT OF BUYER WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF CADENCE AS PROXY AND ATTORNEY-IN-FACT IS COUPLED

WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL REDELIVERY OF THE PLEDGED COLLATERAL PURSUANT TO SECTION 3(c). IN ADDITION TO THE RIGHT TO VOTE THE SHARES, THE APPOINTMENT OF BUYER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, MEMBERS OR PARTNERS, AS THE CASE MAY BE, CALLING SPECIAL MEETINGS OF SHAREHOLDERS, MEMBERS OR PARTNERS, AS APPLICABLE, AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN OCCURRENCE OF DEFAULT. NOTWITHSTANDING THE FOREGOING, BUYER SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

               SECTION 6. Amendments. Etc. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               SECTION 7. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, transmitted or delivered to the addresses set forth below, or, as to any party, to it at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, cabled or faxed, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, confirmed received or delivered to the cable company or confirmed received in the case of a facsimile, in each case addressed as follows:

               If to Cadence:       Cadence Design Systems, Inc.
                                    2655 Seely Avenue
                                    San Jose, California  95134
                                    Attn:
                                         -----------------------

               With a copy to:      Cadence Design Systems, Inc.
                                    2655 Seely Avenue
                                    San Jose, California  95134
                                    Attn:
                                         -----------------------


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

               If to Buyer:
                                        ------------------------
                                        ------------------------
                                        ------------------------


               SECTION 8. Severability. The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

               SECTION 9. GOVERNING LAW. THE VALIDITY, INTERPRETATION, CONSTRUCTION, AND PERFORMANCE OF ALL OF THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS OF CALIFORNIA THAT WOULD PROVIDE FOR THE APPLICATION OF ANY OTHER LAW.

               SECTION 10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

               SECTION 11. Arbitration.

               (a) The parties shall use good faith negotiation to resolve any claim, controversy, dispute or disagreement arising out of or relating to this Agreement or the breach of this Agreement. Any matter not resolved by negotiation, including disputes concerning whether a dispute is subject to arbitration, shall be submitted to binding arbitration pursuant to this Section 11; provided, however, that the terms and provisions of this Section 11 shall not preclude any party hereto from seeking, or a court of competent jurisdiction from granting, a temporary restraining order, temporary injunction or other equitable relief for any breach of any duty, obligation, covenant, representation or warranty set forth in this Agreement, the breach of which may cause irreparable harm or damage.

               (b) Arbitration shall be commenced by a written demand for arbitration, describing in reasonable detail the dispute and the amount and nature of the relief sought, given by one party hereto to the other party and to the office of the American Arbitration Association (the "AAA") in San Jose, California.

               (c) The arbitration shall be conducted by a single arbitrator chosen in accordance with the AAA rules.

               (d) Each arbitration hearing shall be held at a place in San Jose, California, acceptable to the arbitrator. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the AAA to the extent such rules do not conflict with the terms of this Section 11. The decision of the arbitrator shall be reduced to writing and shall be binding on the parties. Judgment upon the award(s) rendered by the arbitrator


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

may be entered and execution had in any court of competent jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement. The charges and expenses of the arbitrator shall be shared equally by the parties to the hearing. The arbitration shall commence within ten days after the arbitrator is selected in accordance with the provisions of this Section 11. In fulfilling his or her duties with respect to determining the amount of any loss or claim, the arbitrator may consider such matters as, in the opinion of the arbitrator, are necessary or helpful to make a proper valuation. The arbitrator shall not award any special, punitive, exemplary, indirect or consequential damages, whether or not such special, punitive, exemplary, indirect or consequential damages would be permissible under applicable law. As to any determination of the amount of any loss, or as to the resolution of any other claim, controversy, dispute or disagreement, that under the terms hereof is made subject to arbitration, no lawsuit based on such claimed loss or such resolution shall be instituted by any of the parties to this Agreement, other than to compel arbitration proceedings or enforce the award of the arbitrator. All privileges under California and federal law, including attorney-client and work-product privileges, shall be preserved and protected to the same extent that such privileges would be protected in a federal court proceeding applying California law.



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               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above-written.

                                        BUYER:



                                        ----------------------------------------

                                        Name:
                                             -----------------------------------





                                        ----------------------------------------

                                        Name:
                                             -----------------------------------
                                            (Spouse)


                                        CADENCE DESIGN SYSTEMS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


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


                             FORM OF PROMISSORY NOTE


                              San Jose, California

$_______________                                                  July ___, 2000



        FOR VALUE RECEIVED, _____________________________ (name) promises to pay to the order of Cadence Design Systems, Inc., a Delaware corporation, at its offices located at 2655 Seely Avenue, San Jose, California (or such other place as the Payee or any other holder hereof may from time to time hereafter designate), in United States Dollars, the sum of ____________________________________________________________________ DOLLARS
($____________________________________), together with interest at the rate of
6.51% per annum, compounded semi-annually.

        1. Definitions. As used in this Note, the following terms shall have the respective meanings indicated:

        (a) "Business Day" means a day when the Payee is open for business.

        (b) "Bankruptcy Code" shall mean Title 11 of the United State Code, as amended.

        (b) An "Event of Default" shall be deemed to occur upon any of the following events:

                (i) the failure to pay any amounts due under this Secured Promissory Note as and when due and payable, if such failure continues for five (5) days after the date any such amounts are due and payable; or

                (ii) the failure of Maker punctually and completely to observe, keep or perform any covenant, agreement or condition required by this Secured Promissory Note (other than the payment obligations referred to in paragraph (i) above);

                (iii) there shall be commenced against Maker an involuntary petition under the Bankruptcy Code, or any other applicable law, or an involuntary case or proceeding seeking the appointment of a receiver, liquidator, sequestrator, custodian, trustee or other officer having similar powers of Maker or to take possession of all or a substantial portion of Maker's property, and any of the following events occur: (a) Maker consents to the institution of such involuntary case or proceeding; (b) the petition commencing the involuntary case or proceeding is not timely controverted; (c) the petition commencing such involuntary case or proceeding remains undismissed and unstayed for a period of 60 days; or (d) an order for relief shall have been issued or entered therein;

                (iv) Maker shall institute a voluntary case under the Bankruptcy Code or any similar proceeding under any other applicable law, or shall consent thereto; or shall consent to the conversion of an involuntary case to a voluntary case; or shall file a petition, answer a complaint or otherwise institute any proceeding seeking, or shall consent to or acquiesce in the appointment of, a receiver, liquidator, sequestrator, custodian, trustee or other officer with similar powers of Maker or to take possession of all or a substantial portion of Maker's property, or shall make a general assignment for the benefit of creditors;

                (v) termination of Maker's employment with Payee for any reason whatsoever, with or without cause; provided, however, that if such termination would entitle Maker to severance or other benefits under a written change in control or severance agreement between Maker and Payee, such termination shall not be an Event of Default hereunder; or

                (vi) sale by Maker of the shares of Class A Common Stock of Tality Corporation, a Delaware corporation, securing this Secured Promissory Note pursuant to the Pledge Agreement (as hereinafter defined).

        (c) "Highest Lawful Rate" means the maximum nonusurious rate of interest permitted by applicable federal or California laws, whichever from time to time permits the higher maximum nonusurious interest rate. The Payee may from time to time, as to current and future balances, implement any other ceilings permitted under applicable law and/or revise the index, formula or provision of law used to compute the rate or rates of interest on this Secured Promissory Note by notice to the Maker or any other person or entity, and the Highest Lawful Rate shall fluctuate upward and downward as and in the amount by which the maximum rate of interest permitted by applicable federal or California law, whichever from time to time permits the higher maximum nonusurious rate, fluctuates.

        (d) "Maker" means _________________________ (name).

        (e) "Maturity Date" means the maturity date of this Secured Promissory Note, July 16, 2007, as the same may hereafter be accelerated pursuant to the provisions of this Note.

        (f) "Payee" means Cadence Design Systems, Inc., a Delaware corporation.

        2.     Payments.

        (a) The principal and accrued interest of this Note shall be due and payable in a single payment on the Maturity Date.

        (b) If any payment provided for in this Note shall become due on a day other than a Business Day, such payment may be made on the next succeeding Business Day (unless the result of such extension or time would be to extend the date for such payment into another calendar month or beyond the Maturity Date, and in either such event such payment shall be made on the Business Day immediately preceding the day on which such payment would otherwise have been due), and such extension of time shall in such case be included in the computation of interest on this Secured Promissory Note.

        3. Past Due Payments. All principal on this Secured Promissory Note more than five (5) calendar days past due shall bear interest at the lower of ten percent (10%) per annum or the Highest Lawful Rate.

        4. No Usury Intended. Notwithstanding any provision to the contrary contained in this Secured Promissory Note, it is expressly provided that in no case or event shall the aggregate of (a) all interest on the unpaid balance of this Secured Promissory Note, accrued or paid from the date hereof and (b) the aggregate of any other amounts accrued or paid pursuant to this Secured Promissory Note which under applicable laws are or may be deemed to constitute interest upon the indebtedness evidenced by this Secured Promissory Note from the date hereof, ever exceed the Highest Lawful Rate. In this connection, it is expressly stipulated and agreed that it is the intent of the Maker and the Payee to contract in strict compliance with the applicable usury laws of the State of California and of the United States, whichever from time to time permit the higher rate of interest.

        5. Security. Maker acknowledges that his obligations under this Secured Promissory Note are fully recourse and are secured by a Pledge Agreement of even date herewith (the "Pledge Agreement").

        6. Event of Default. Upon the occurrence and continuation of an Event of Default, the owner or holder hereof may, at its, his or her option, exercise any or all rights, powers and remedies afforded by law including the right to declare the unpaid balance of principal and accrued interest on this Secured Promissory Note at once mature and payable and to set-off against the amounts then owing under this Secured Promissory Note any and all monies, securities and other properties of the Maker in the possession, custody or control of or on deposit with, or otherwise owed to the Maker by, the Payee or any other holder hereof, including without limitation (i) all such monies, securities and other properties held in general or special accounts or for safekeeping or as collateral or otherwise, including without limitation securities to be issued upon exercise of options, or (ii) Maker's salary and any bonus payments that would otherwise be payable to Maker. Without limiting any other remedies Payee may have as a result of an Event of Default, upon the occurrence and continuation of an Event of Default, Payee may exercise its remedies under the Pledge Agreement.

        7. No Waiver by the Payee. No delay or omission of the Payee or any other holder hereof to exercise any power, right or remedy accruing to the Payee or any other holder hereof shall impair any such power, right or remedy or shall be construed to be a waiver of the right to exercise any such power, right or remedy.

        8. Costs and Attorneys' Fees. If any holder of this Secured Promissory Note retains any attorney in connection with any default or to collect, enforce or defend this Secured Promissory Note in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if the Maker sues any holder in connection with this Secured Promissory Note and does not prevail, then Maker agrees to pay to each such holder, in addition to principal and interest, all reasonable costs and expenses incurred by such holder in trying to collect this Secured Promissory Note or in any such suit or proceeding, including reasonable attorney' fees.

        9. Waiver by the Maker. Maker waives notice (including, but not limited to, notice of intent to accelerate, notice of dishonor, notice of protest and notice of acceleration), demand, presentment for payment, protest and the filing of suit for the purpose of fixing liability and consents that the time of payment hereof may be extended and re-extended from time to time without notice to Maker, and Maker agrees that his or her liability on or with respect to this Secured Promissory Note shall not be affected by any release of or change in any security at any time existing or by any failure to perfect or to maintain perfection of any lien on or security interest in any such security.

        10. Paragraph Headings. Paragraph headings appearing in this Secured Promissory Note are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Secured Promissory Note.

        11. Governing Law. This Secured Promissory Note shall be governed by and construed in accordance with the laws of the State of California (without giving effect to the principles of conflicts of laws of California that would provide for the application of any other State law) and the United States of America from time to time in effect.

        12. Successors and Assigns. This Secured Promissory Note and all the covenants and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, successors and assigns of the Maker and the Payee.

        13. Severability. If any provision of this Secured Promissory Note shall be determined by any court of competent jurisdiction to be illegal or unenforceable, then that provision only shall be of no force and effect and shall be deemed excised herefrom, and the remainder of this provisions of this Secured Promissory Note shall be enforced.

        14. Notices to the Maker. Any notice required by the terms of this Secured Promissory Note to be given to the Maker shall be deemed given on the day actually delivered to the Maker or, if mailed, when deposited in the United States mail, postage prepaid, certified or registered mail, addressed to the Maker at ______________________________ or at such address as the Maker may, from time to time, specify in writing delivered to the Payee.

        15. Prepayment. The Maker may at any time pay the full amount or any part of this Secured Promissory Note without the payment of any premium or fee.





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                                      -4-

        IN WITNESS WHEREOF, the undersigned has executed this Secured Promissory Note as of the date first written above.





                                        ----------------------------------------

                                        Name:
                                             -----------------------------------






                                        ----------------------------------------

                                        Name:
                                             -----------------------------------
                                                   (Spouse)

                                    EXHIBIT B

                ACKNOWLEDGMENT AND STATEMENT OF TAX CONSEQUENCES


        The undersigned (which term includes the undersigned's spouse), a purchaser of ___________ shares of Common Stock (the "Shares") of Tality Corporation, a Delaware corporation (the "Company"), from Cadence Design Systems, Inc. ("Cadence") pursuant to a Common Stock Purchase Agreement dated _______, hereby states as follows:

        1. The undersigned has been informed by Cadence that there are material federal, state and local tax considerations that must be taken into account in connection with the purchase of the Shares. Such consequences could include, but are not limited to, incurring a liability for income tax as a result of the purchase.

        2. The undersigned either [check and complete as applicable]:

        (a)___ has consulted, and has been fully advised by, the undersigned's own tax advisor, whose name is _____________________________________, and whose business address is ______________________________, regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding provisions, if any, of applicable state law; or

        (b)___ has knowingly chosen not to consult such a tax advisor.

        3. Neither Cadence, the Company nor any of its affiliates, employees, officers, directors, attorneys or accountants has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of Shares.


Date:
     ------------------------------     ----------------------------------------
                                                   Purchaser


Date:
     ------------------------------     ----------------------------------------
                                                   Spouse

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable Cadence to exercise its Repurchase Option set forth in the Common Stock Purchase Agreement without requiring additional signature on the part of Purchaser.


                                    EXHIBIT C

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



        FOR VALUE RECEIVED and pursuant to that certain Common Stock Purchase Agreement between the undersigned ("Purchaser") and Cadence Design Systems, Inc. ("Cadence") dated _______, (the "Agreement"), Purchaser hereby sells, assigns and transfers unto Cadence _________________________________ (________) shares of the Common Stock of _____ (the "Company") standing in Purchaser's name on the books of the Company and represented by Certificate No. ____, and does hereby irrevocably constitute and appoint ________________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated:
      ------------------------------

                                        Signature:


                                        ----------------------------------------
                                        Purchaser

                                        ----------------------------------------
                                        Spouse (if applicable)